Exhibit 99.1

Earle M. Jorgensen Company

Investor Presentation September 2005

Safe Harbor Statement

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995) that are based on information currently available to Earle M. Jorgensen Company. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The actual future results, performance, prospects or opportunities of Earle M. Jorgensen Company may vary from the results expressed in, or implied by, the forward-looking statements contained herein, possibly to a material degree. For a discussion of some of the important risks, uncertainties and other factors that could cause Earle M. Jorgensen’s results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the Securities and Exchange Commission, particularly, our Report on Form 10-K for the fiscal year ended March 31, 2005, and, in particular, the “Risk Factors” section thereof.

EMJ Presentation By

Maurice S. Nelson Jr. President & Chief Executive Officer William S. Johnson Vice President and Chief Financial Officer R. Neil McCaffery Executive Vice President

EMJ Snapshot

Leading North American distributor of metal bar and tubular products (88% of sales bar and tube; 12% of sales plate & other)

Sales are 50% carbon steel, 50% other metals (stainless, aluminum, brass and other alloys)

$1.6 billion of FY2005 revenue

$183.4 million of FY2005 adjusted EBITDA(1)

37 service and processing centers in the U.S. and Canada

Over 35,000 customers spanning various manufacturing industries (general machining 29%; industrial equipment 8%; transportation 7%; oil & gas 5%)

No customer >2% of sales

(1) FY2005 adjusted EBITDA consists of $146.4 million of reported EBITDA, excluding one-time charges relating to the IPO.

EMJ: Independent Public Company

Key Corporate Events

May 1990 1993-2005 Apr 2005

Business formed by Kelso –merges EMJ and Kilsby Roberts Leverage and HoldCo structure limit flexibility. Approx $203M paid out by EMJ to HoldCo in dividends to pay interest on HoldCo debt and repurchase stock from departing employees IPO and restructuring reduce holdco debt, debt cost, simplifies capital structure

Post IPO Structure

IPO April 14, 2005, began trading on the NYSE

17.6M new shares, net proceeds of $161.7 million; 30.9 million shares issued in restructuring

3/31/05 long term debt reduced from $516M to $270M pro forma

Ownership post-IPO

Kelso/Affiliates 50.2% Public 35.0% Employees/Mgt 14.8%

50.2M fully-diluted shares outstanding

Critical Link in Metals Supply Chain

Producers

Long lead times High fixed costs defrayed by tons High volume production

Metals Service Centers $85 billion industry Stock inventory Sell small volumes Value-added processing

Diverse End-Markets

Tens of thousands of customers Purchase smaller quantities Require frequent JIT delivery Use wide variety of products

Market Imperatives

Volume

Value added Reliability Scale economies

Lean Manufacturing Outsourcing Supplier rationalization

Diverse End-Markets

Tons Sold by End-Market

Other 18.1%

Power Transmission 3.8%

Screw Machine Products 5.3%

Construction/Farm 5.5%

Fabricated Metal 6.0%

Oil, Gas, & Energy 4.8%

Fluid Power 6.1%

Other Metal Service Centers (Competitors) 6.3%

Transportation 6.7%

Industial Equipment 8.1%

General Machining 29.3%

FY2005 Revenue = $1.6 billion

Tonnage up 16.3% over prior twelve month period

Note: Domestic market only

Blue Chip Customer Base

Top 20 customers represent less than 14% of revenues and include several household names No single customer accounts for more than 2% of sales

North American Distribution Platform

Edmonton

Seattle

Spokane

Portland

Hayward

Los Angeles

Corporate

Phoenix

Salt Lake City

Denver

Dallas

Houston

Tulsa

Kansas City

Minneapolis

North Bay

Montreal

Toronto

Boston

Rochester

York

Philadelphia

Cleveland Indianapolis Cincinnati

Detroit

Chicago

Davenport

Charlotte

St. Louis .

Memphis

Birmingham

Orlando

Full-Service Satellite

26 Full-Service Locations / 7 Satellites / 4 Processing Centers EMJ operates own (leased) fleet of trucks and its own drivers

Investment Highlights

Bar and tube product market leadership

Less price volatility historically than flat products Larger volume-based rebates create pricing leverage Consistent supply in tight times

Low Cost Operator

Low cost operations enabled by IT platform, Kasto storage and retrieval system and lean approach to staffing

Superior Performance Through Any Cycle

Strong Gross Profit Margins

Strong free cash flows and improving capital structure

Positioned for Growth

Proven record of organic growth including low cost “satellite” operations and the addition of value-added processing A natural acquiror in a fragmented and consolidating industry

Experienced Management Team

Market Leader In All Core Products

% of LTM Revenue

Carbon and Alloy Cold Finished Bar 21.7% #1

Carbon Drawn Mechanical Tubing 18.0% #1 Carbon and Alloy SBQ Bar 14.1% #1 Stainless Bars and Shapes 11.0% #1 Aluminum Bars, Shapes and Tubing 9.1% #1 73.9%

High Productivity Through Kasto System

Kasto automated storage and retrieval system installed over two years in Chicago, completed in October 2003

$35 million cost for initial four bays

Reduced Chicago headcount by approximately 20% once started up

Chicago capacity increased 72% to 3,100 line items per day

Reduced warehouse cost per ton by 17%

Recently completed “double-cranes” on three systems

30% of EMJ’s products go through the Chicago facility

Technology-Driven Operations

Unique home grown IT system developed over 12 years

Easily scaleable

Used Across All Functions

Purchasing

Selling / Order Entry

Order Processing

Delivery

Results

Paperless efficient processes

Reduced headcount and expenses

Company wide visibility of every open order and stock on hand in real time improves customer service

Instantaneous order processing

Ability to deliver “on-time or free” guarantee

Industry's Only On-Time Guarantee

BRANCH	INCEPTION DATE	% ON TIME
BIRMINGHAM	August-04	99.910%
BOSTON	January-01	99.981%
CHARLOTTE	October-00	99.984%
CHICAGO CONSOL	April-01	99.973%
CINCINNATI	August-00	99.966%
CLEVELAND	January-01	99.955%
DALLAS	August-00	99.970%
DENVER	February-00	99.974%
EDMONTON	May-01	99.965%
HAYWARD	September-01	99.982%
HOUSTON	February-00	99.918%
INDIANAPOLIS	January-01	99.977%
KANSAS CITY	July-00	99.996%
LITTLE ROCK	October-00	99.976%
LOS ANGELES	September-01	99.968%
MEMPHIS	August-00	99.948%
MINNEAPOLIS	January-01	99.996%
MONTREAL	September-00	99.995%
NORTH BAY ONTARIO	August-04	99.979%
ORLANDO	October-03	99.952%
PHILADELPHIA	September-00	99.970%
PHOENIX	September-01	99.959%
PORTLAND	February-00	99.954%
QUAD CITIES	July-01	99.995%
ROCHESTER NY	January-01	99.972%
SALT LAKE CITY	June-00	99.947%
SEATTLE	February-00	99.980%
ST. LOUIS	June-00	99.979%
TORONTO	January-01	99.982%
TULSA	February-00	99.977%
TOTALS		99.975%

Note: Includes all deliveries where credit was accorded based on agreed delivery time

99.97% success since February 2000 inception through June 2005

- 9,102,271 line items shipped
- 2,321 misses
- $1,270,542 paid out

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EMJ Revenue Per Ton vs. HR Sheet Prices

Relatively low correlation between EMJ revenue per ton and hot rolled sheet pricing –25% white metals and no carbon flat rolled in EMJ product mix $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

EMJ Revenue / Ton Hot Rolled Sheet Price $800 $700 $600 $500 $400 $300 $200 $100 $0

Hot Rolled Sheet Steel Price

FY2000 FY2001 FY2002 FY2003 FY2004 Q1 Q2 Q3 Q4 Q1

———————- FY 2005 ——————— FY2006

Source: Purchasing Magazine

EMJ Revenue / Ton

Industry-Leading Employee Productivity

Employee Productivity – Tons Per Employee Per Month

40 35 30 25 20 15 10 5 0

In tons, monthly average

38.37 37.79 33.90

CAGR 7.1%

29.47 27.61 25.87 26.83

2000 2001 2002 2003 2004 2005 2006(1)

(1) Fiscal years, 2006 through month ending June 2005

Lean Operating Structure

Headcount reduced significantly from 1997–2005 Total headcount down 35% from 1997 peak

Management team (General Manager and above) of 18 currently vs. 82 in 1995 Gross profit per employee up 73% since FY2000

Headcount

2,600 2,400 2,200 2,000 1,800

1,600

FY1997 FY1999 FY2001 FY2003 FY2005

Employees

Profitability Per Employee, CY 2004

($ in thousands) $242 $195 $154

$78

$60$ 57

EMJ Industry Average Reliance

Gross Profit Operating Profit

Source: Public filings

Notes: Based on calendar 2004 year-end number of employees

Average based on CY1997-CY2004 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull

Industry-Leading Gross Margins

f Developing higher value-added product and processing mix plus higher productivity yields strong gross margins through the cycle

Gross Profit Margin

31.0%

29.5%

29.0% 28.6% 28.4%

28.0% 28.1% 28.1% 27.8% 27.4%

27.0%

25.7%

25.0% 23.0% 21.0% 19.0% 17.0%

15.0%

CY1997 CY1998 CY1999 CY2000 CY2001 CY2002 CY2003 CY2004 LTM

EMJ Industry Average 6/30/05

Source: Public filings

Note: Average based on CY1997–LTM 06/30/05 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull

EMJ’s Demonstrated Superior Profitability

Strong Gross Margin performance and lean operations yield superior profitability

Operating Profit Margin

12.0%

Adjusted

10.6%10.7%

10.3% 10.6%

10.0%

9.0% 8.6%

8.0% 7.4% 8.7% 8.4% 7.2% 6.8% 6.5%

6.2%

6.0% 5.3% 4.4%

4.1%

4.0% 4.6% 3.2%

2.0%

1.5%

0.0%

CY1997 CY1998 CY1999 CY2000 CY2001 CY2002 CY2003 CY2004 LTM

03/31/05

EMJ Reliance Industry Average

Source: Public filings

Note: Average based on CY1997-LTM 03/31/05 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull

Return on Invested Capital

35.0%

Adjusted

31.1% 30.0% 27.4%

24.4% 25.0% 22.4%

20.0% 16.7% 15.9% 15.8%

14.0% 14.1%

15.0% 13.2% 12.8% 10.9% 14.9% 8.1%

10.0% 8.2%

6.8% 4.2%

5.0% 6.7%

2.3%

0.0%

CY1997 CY1998 CY1999 CY2000 CY2001 CY2002 CY2003 CY2004 LTM

03/31/05

EMJ Reliance Industry Average

Source: Public filings

Notes: Average based on CY1997-LTM 03/31/05 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull ROIC = [EBIT x (1-t)] / (Total Debt + Stockholders’ Equity); tax rate assumed at 38%

Financial Summary

Shipments


(000 tons)
602
680
581
603
662
770
FY2000
FY2001
FY2002
FY2003
FY2004
FY2005

Revenue and Growth


($ in millions)
$938
$1,060
$895
$920
$1,040
$1,609
2.5%
12.9%
(15.5%)
2.8%
13.1%
54.6%
FY2000
FY2001
FY2002
FY2003
FY2004
FY2005

EBITDA and Margin


($ in millions)
$77
$75
$60
$63
$81
$183
$146
8.2%
7.1%
6.7%
6.8%
7.8%
11.4%
FY2000
FY2001
FY2002
FY2003
FY2004
FY2005

Net Income


($ in millions)
$24
$18
$6
$2
$15
$92
FY2000
FY2001
FY2002
FY2003
FY2004
FY2005

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Efficient Working Capital Management and Excellent Returns on Invested Capital

Net Working Capital Days

85 82

80

74

61

FY2001 FY2002 FY2003 FY2004 FY2005

Note: Net working capital days defined as average LTM trade receivables plus inventory less payables, all divided by LTM sales, then multiplied by 365

Return on Invested Capital

31.1%

Adjusted

24.4%

14.8% 14.4% 13.9% 11.3%

FY2001 FY2002 FY2003 FY2004 FY2005

Note: ROIC = [EBIT x (1-t)] / (Total Debt + Stockholders’ Equity); tax rate assumed at 38%

Accelerating Financial Performance

Revenue

($ in millions)

$456.3 $444.0 $407.1 $389.3 $361.6 $322.1

$248.8 $238.3 $231.2

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Fiscal 2004 Fiscal 2005 FY06

EBITDA and Margin

($ in millions)

Adj $54.3 Adj $50.6 $50.1 $48.1 Adj $42.5 $42.1

$33.9

$27.3

$19.0 $19.4 $16.8 $17.5

8.0% 7.3% 7.0% 8.5% 11.8% 13.0% 12.0% 9.2% 12.2%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Fiscal 2004 Fiscal 2005 FY06

Simplified Financial Structure, Reduced Net Debt

Earle M. Jorgensen Company, Consolidated $ millions 12/31/04(1) 3/31/05 6/29/05(2)

Cash & equivalents (A) 6.1 20.0 9.0 Debt Canada Overdraft – short term 1.1 —- 2.4 Long-term debt Revolving credit balance US (3) 91.5 16.9 72.2 9¾ senior secured notes (4) 250.0 250.0 250.0 Industrial development bonds 4.1 4.1 3.6 Variable rate senior notes (5) 245.9 245.9 -Total Debt (B) 592.6 516.9 328.2 Short Term Portion 2.3 1.2 3.1 Net Debt (B) – (A) 586.5 496.9 319.2

(1) On a pro forma basis to give effect to the financial restructuring to account for the transfer of assets and exchange of shares between entities, EMJ and Holding, under common control. For further details see the Company’s prospectus dated April 14, 2005 filed with the Securities and Exchange Commission (2) Unaudited (3) Due Mar 03, 2010, secured by domestic AR and Inventory (4) Due June 01, 2012, secured by fixed assets/real estate. Callable June 01, 2007 at 104.875% (5) Redeemed with proceeds from IPO and restructuring

Additional Growth Opportunities

ORGANIC REVENUE GROWTH

Increase market share in core products organically:

On-time guarantee generates growth opportunities for EMJ with JIT customers Low cost position allows for broad range of share increase opportunities

Product expansion

Examples include brass, cast bar and chrome plated bar

Processing expansion

E.g. centering and facing, trepanning and production cutting

Growth Supported Through Widening Network of Low-risk Satellites

EXPLOIT POTENTIAL FOR OPERATING MARGIN EXPANSION

Top line growth brings increased purchasing power and higher margins Increase use of Kasto system across more tonnage Increase value-added processing across more products and facilities Maintain technological leadership

Growth Supported by Low Risk Satellites


Edmonton
Seattle
Spokane
Portland
Salt Lake City
Hayward
Denver
Los Angeles
Corporate
Phoenix
Full-Service
Existing Satellites
New Satellites
Quebec City
North Bay
Montreal
Toronto
Rochester
Boston
Hartford
Minneapolis
Chicago
Detroit
Cleveland
Davenport
Indianapolis
Philadelphia
York
Cincinnati
Kansas City
St. Louis
Tulsa
Memphis
Charlotte
Little Rock
Birmingham
Dallas
Lafayette
Houston
Orlando

Satellite Annualized Q1FY06 Revenue Run-Rate ~ $100 million

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Additional Growth Opportunities

VIA ACQUISITION

Consolidating Industry:

Number of players reduced by >50% 1980-2001 Apollo bids for MUSA

Remains Fragmented

80% of all distributors have <20 employees

EMJ: a Natural Acquiror

Now have acquisition currencies of cash/debt and public stock Bring lean operating practices and technology leadership to the target operation

Prudent Stance

Target should be rapidly accretive

Take advantage of acquisition pricing likely in any down cycle

Investment Highlights

Bar and tube product market leadership

Less price volatility historically than flat products Larger volume-based rebates create pricing leverage Consistent supply in tight times

Low Cost Operator

Low cost operations enabled by IT platform, Kasto storage and retrieval system and lean approach to staffing

Superior Performance Through Any Cycle

Strong Gross Profit Margins

Strong free cash flows and improving capital structure

Positioned for Growth

Proven record of organic growth including low cost “satellite” operations and the addition of value-added processing A natural acquiror in a fragmented and consolidating industry

Experienced Management Team

“COLI” Overview

EMJ is the owner and beneficiary of company-owned life insurance (“COLI”) policies on former non-union employees of Kilsby-Roberts and key man life insurance policies on current and former executives

Purchased in 1985 and 1986

Policies provide cash through two means: Payment upon death of covered individual Borrow against the cash surrender value

Purpose is to provide cash to repurchase shares held by participants in the stock bonus plan and shares held by employees following termination Members of the ESOP, prior to the IPO, were able to put their shares to EMJ at specified prices Cash surrender value grows by portion of premium paid and through dividends Dividends increase as the amount borrowed against the policy increases Recognize dividend income and interest expense on policies/borrowings COLI policies provide a tax benefit Dividend income non-taxable Interest expense on borrowings is tax-deductible The cash surrender value of EMJ’s life insurance policies as of March 31, 2005 was $242.5 million, against which the Company had borrowed $203.9 million

EBITDA Reconciliation

Fiscal Year Ended March 31

($ in millions)

	2000	2001	2002	2003	2004	2005
Net income	$24.0	$17.8	$5.4	$2.4	$15.3	$97.5
Depreciation and amortization	10.0	11.0	11.4	11.4	11.3	12
Net interest expense	41.6	44.9	42.5	47.2	51.1	76
Provision for income taxes	1.8	1.2	0.5	1.5	3.1	(39)
EBITDA	$77.3	$74.9	$59.8	$62.5	$80.8	$146.4
One-Time IPO-Related Expenses[1]						36.9
Adjusted EBITDA						$183.4

(1) Operating profit for FY2005 is adjusted by $36.9 million for one-time operating expenses: $25.6 million accrual for special contribution to the stock bonus plan; $6.2 million termination fee paid to Kelso; $3.5 million bonus paid to Mr. Nelson and non-cash charge of $1.6 million with the adoption of SFAS No.123

Fiscal Quarter

($ in millions)

	June 30, 2003	Sept 29, 2003	Jan 1, 2004	March 31, 2004	June 30, 2004	Sept 29, 2004	Dec 31, 2004	March 31, 2005	June 30, 2005
Net Income	$2.8	$1.3	$1.2	$10.0	$22.0	$26.7	$4.3	$44.6	$22.6
Depreciation and amortization	2.8	2.8	2.8	2.8	2.9	2.9	3.0	2.9	2.7
Net interest expense	12.6	12.6	13.0	12.9	13.1	13.3	14.1	35.2	13.6
Provision for income taxes	0.8	0.2	0.5	1.7	4.6	7.7	(2.0)	(48.9)	11.2
EBITDA	$19.0	$16.8	$17.5	$27.3	$42.5	$50.6	$19.4	$33.9	$50.1
One-time IPO related expenses [1]							28.7	8.2	4.2
Adjusted EBITDA							$48.1	$42.1	$54.3

(1) Operating profit for FY2005 is adjusted by $36.9 million for one-time operating expenses: $25.6 million accrual for special contribution to the stock bonus plan; $6.2 million termination fee paid to Kelso; $3.5 million bonus paid to Mr. Nelson and non-cash charge of $1.6 million with the adoption of SFAS No.123. Operating profit for quarter ended June 29, 2005 is adjusted by $4.2 million one-time operating expenses: $8.5 million IPO bonus; $0.1 FAS123 adjustment less $4.4 million SBP mark to market adjustment

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